UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 14, 2016

Nuvel Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53878	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

20 S. Santa Cruz Avenue, Suite 300
 Los Gatos, California 95030
 (Address of Principal Executive Offices including Zip Code)

(469) 286-8869
 (Registrant’s Telephone Number, including Area Code)

___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 8, 2016, Nuvel Holdings, Inc. (the "Company") filed a Current Report on Form 8-K disclosing its July 1, 2016 entry into an Agreement and Plan of Merger (the "Merger Agreement") with OH Acquisition Corp, a Minnesota corporation and wholly owned subsidiary of the Company ("Merger Sub"), and OrangeHook, Inc., a Minnesota corporation ("OrangeHook").  The Merger Agreement contemplates that Merger Sub will merge with and into OrangeHook (the "Merger"), with OrangeHook remaining as the surviving company and a wholly-owned subsidiary of the Company.

On October 14, 2016, the Company, Merger Sub, and OrangeHook entered into Amendment No. 1 to the Merger Agreement ("Amendment No. 1"). Among other things, Amendment No. 1 (i) makes certain changes to pre-closing covenants based on the OrangeHook's operations and financing activities since July 1, 2016, (ii) clarifies the timing for conversion of certain of the Company's convertible securities, (iii) provides updates to certain disclosure schedules, and (iv) revises in certain respects the forms of the Company's Series OH-1 Certificate of Designation and Series OH-2 Certificate of Designation previously attached as exhibits to the Merger Agreement.

Closing of the transactions contemplated by the Merger Agreement, as amended by Amendment No. 1, remains contingent upon the satisfaction or waiver by the Company and/or Nuvel of applicable closing conditions.  Subject to such satisfaction or waiver, the Company currently anticipates completing the Merger in late October 2016.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment No. 1, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

2.1*	Amendment No. 1 to Agreement and Plan of Merger dated October 14, 2016 by and among OrangeHook, Inc., Nuvel Holdings, Inc., and OH Acquisition Corp.

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished. A list identifying the omitted schedules can be found in Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 14, 2016

NUVEL HOLDINGS, INC.
(Registrant)

By:  /s/   Richard Resnick
Name:    Richard Resnick
Title:      Chief Executive Officer